UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 26, 2017

CNA FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5823	36-6169860
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

333 S. Wabash, Chicago, Illinois	60604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (312) 822-5000

NOT APPLICABLE
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
The 2017 Annual Meeting of Stockholders of the registrant occurred on April 26, 2017. Represented at the meeting, in person or by proxy, were 269,587,099 shares constituting nearly 100% of the issued and outstanding shares entitled to vote.
1. ELECTION OF DIRECTORS.
The following directors were elected:

	Votes For	Votes Withheld	Broker Non-Votes
Jose O. Montemayor	266,444,000	669,483	2,473,616
Don M. Randel	266,362,722	750,761	2,473,616
Andre Rice	266,909,923	203,560	2,473,616
Dino E. Robusto	258,203,700	8,909,783	2,473,616
Joseph Rosenberg	257,952,460	9,161,023	2,473,616
Andrew H. Tisch	257,543,033	9,570,450	2,473,616
James S. Tisch	257,342,487	9,770,996	2,473,616
Marvin Zonis	266,075,687	1,037,796	2,473,616
2. ADVISORY (NON-BINDING) VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION.
Over 94% of the shares eligible to vote approved, on an advisory (non-binding) basis, the Company's named executive officer compensation, as identified below in the table.

	Votes For	Votes Against	Votes Abstained	Broker Non-Votes
Advisory vote on executive compensation	256,429,934	10,632,309	51,240	2,473,616
3. ADVISORY (NON-BINDING) VOTE TO DETERMINE THE FREQUENCY OF A STOCKHOLDER VOTE ON EXECUTIVE COMPENSATION.
Over 97% of the shares eligible to vote determined, on an advisory (non-binding) basis, whether a stockholder vote on executive compensation should be held every year, two years or three years, as identified below in the table.

	1 Year	2 Years	3 Years	Votes Abstained
Advisory vote on the frequency of a stockholder vote on executive compensation	265,172,912	36,540	1,898,157	5,874
Following the vote, the Company has determined to hold an advisory (non-binding) vote to approve named executive officer compensation on an annual basis.
4. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR 2017.
Over 99% of the shares eligible to vote ratified the appointment of Deloitte & Touche LLP to serve as the independent registered public accountants for the registrant for 2017, as identified below in the table. There were no broker non-votes.

	Votes For	Votes Against	Votes Abstained
Ratification of appointment of Deloitte & Touche LLP	269,423,310	147,924	15,865

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CNA Financial Corporation
(Registrant)

Date: April 27, 2017	By	/s/ D. Craig Mense
(Signature)
D. Craig Mense Executive Vice President and Chief Financial Officer

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